Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 7, 2011, by and among FriendFinder Networks Inc., a Nevada corporation, (the “Company”), Global Investment Ventures LLC (“Global Investment”) and Anthony R. Bobulinski (“Bobulinski”) (each a “Founder” and collectively, the “Founders”).

WHEREAS:

A. Concurrently with the execution of this Agreement, the Company, JGC Holdings Limited, a British Virgin Islands limited company and a direct wholly-owned subsidiary of the Company (“Merger Sub”), BDM Global Ventures Limited, a British Virgin Islands limited company (“BDM”), and the Founders have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which BDM will be merged with and into Merger Sub with Merger Sub continuing as the surviving company; and

B. Pursuant to the terms of the Merger Agreement, the issued and outstanding equity interests and options exercisable for equity interests of BDM owned by the Founders shall be converted into the right to receive the merger consideration set forth in the Merger Agreement and consisting of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and warrants exercisable for shares of Common Stock (the “Warrants”).

C. As further consideration for the Founders to enter into the Merger Agreement, the Company has agreed to grant the Founders certain registration and other rights rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Founders hereby agree as follows:

1.                  Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.       “Agreement” has the meaning provided in the preamble to this Agreement.

b.      “BDM” has the meaning provided in the recitals to this Agreement.

c.       “Bobulinski” has the meaning provided in the preamble to this Agreement.

d.      “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to remain closed.

e.       “Company” has the meaning provided in the preamble to this Agreement.

f.        “Demand Registration” has the meaning provided in Section 2(a) of this Agreement.

g.       “Demand Request” means a request for a Demand Registration under Section 2(a) of the Agreement.

h.       “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

i.         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

j.        “Founder” means Global Investment, Bobulinski or any transferee or assignee thereof to whom Global Investment or Bobulinski assigns their rights and obligations under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

k.      “Global Investment” has the meaning provided in the preamble to this Agreement.

l.         “Merger Agreement” has the meaning provided in the recitals to this Agreement.

m.     “Merger Sub” has the meaning provided in the recitals to this Agreement.

n.       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

o.      “Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments or supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

p.      “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

q.      “Registration Period” has the meaning provided in Section 3(a) of this Agreement.

r.        “Registrable Securities” means (i) the Shares, (ii) the Warrant Shares and (ii) any shares of the Company’s Common Stock issued or issuable with respect to the Shares and/or the Warrant Shares or the Warrants as a result of any split, dividend, recapitalization, exchange or similar event or otherwise as a result of the adjustment provisions contained in the Warrants.

s.       “Registration Statement” means any registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

t.        “Required Registration Amount” means 100% of the Registrable Securities.

u.       “Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as “Rule 144A”).

v.       “Rule 415” means Rule 415 under the Securities Act or any successor rule thereto.

w.     “SEC” means the United States Securities and Exchange Commission.

x.       “Securities Act” has the meaning provided in the recitals to this Agreement.

y.       “Shares” means the shares of the Company’s Common Stock issued to the Founders in accordance with the terms of the Merger Agreement.

z.       “Shelf Registration” has the meaning provided in Section 2(a) of this Agreement.

aa.   “Warrant Shares” means the shares of the Company’s Common Stock issued or issuable under the Warrants issued to the Founders in accordance with the terms of the Merger Agreement.

2.                  Registration.

a.                   Demand Registration. The Company consummated its initial public offering on May 16, 2011. The Company shall use its reasonable best efforts to qualify and remain qualified to register securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto. If, at any time on or after the date the

Company is required to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the SEC, the Founders are not able to sell all of the Common Stock and Warrant Shares owned by them pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act free of volume and holding period restrictions set forth therein, Bobulinski acting on behalf of the Founders, or if Bobulinski no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, may request that the Company register under the Securities Act the resale of all or any portion of the Registrable Securities on Form S-3 or the then appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (the “Shelf Registration” and the “Demand Registration”). The request for a Shelf Registration shall specify the number of Registrable Securities required to be registered. Upon receipt of such request, the Company shall promptly (but in no event later than five (5) days following receipt thereof) deliver notice of such request to the other Founders who shall then have five (5) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall cause the Shelf Registration on Form S-3 (or any successor form) to be filed within thirty (30) days after the date on which the initial request is given and shall use its reasonable best efforts to cause the Shelf Registration to be declared effective by the SEC as soon as practicable thereafter. The Company shall not be required to effect a Shelf Registration more than one time for the Founders as a group; provided, that a Shelf Registration shall not count as a Shelf Registration requested under this Section 2(a) unless and until it has become effective and the Founders requesting such registration are able to register 100% of the Registrable Securities requested to be included in such Shelf Registration.

b.      Delay of Registration. The Company may postpone for up to ninety (90) days the filing or effectiveness of a Registration Statement for a Demand Registration if the Company’s Board determines in its reasonable good faith judgment that such Demand Registration would (i) materially adversely interfere with a significant acquisition, corporate organization or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; (iii) render the Company unable to comply with the requirements under the Securities Act or Exchange Act; (iv) require the Company to prepare audited financial statements as of a date other than its fiscal year end; (v) materially adversely interfere with a registered underwritten public offering of the Company’s securities that the Company had determined to effect prior to receipt of the request for the Shelf Registration and the Company is proceeding with reasonable diligence to effect that offering; or (vi) have a material adverse effect on the Company; provided, that in such event Bobulinski, or if Bobulinski no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as a Demand Registration hereunder and the Company shall pay all registration expenses in connection with such registration. The Company may delay a Demand Registration hereunder only twice in any period of twelve consecutive months.

c.       Withdrawal of Demand Request. At any time prior to the Effective Date, Bobulinski, or if Bobulinski no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, may withdraw such request by providing written notice of such withdrawal to the Company. The Founders shall reimburse the Company for all registration expenses incurred as a result of such withdrawn request pursuant to this Section 2(c) through the date of such withdrawal, unless (i) such withdrawal arose out of the fault of the Company; or (ii)

there occurs an event or series of related events that has a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, in which case the Company shall be obligated to pay all registration expenses in connection with such withdrawn request. The Founders may not utilize this clause more than twice during the term of this Agreement.

d.      Underwritten Offerings. If the Founders elect to distribute the Registrable Securities covered by their Demand Request in an underwritten offering, Bobulinski, or if he no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, shall so advise the Company as part of their request made pursuant to Section 2(a), and the Company shall include such information in its notice to the Founders. Bobulinski, or if he no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed.

e.       Inclusion of Other Securities in the Registration Statement. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of Bobulinski, or if he no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, which consent shall not be unreasonably withheld or delayed.

f.        Underwriter’s Cutback in Underwritten Offerings. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the Founders in writing that in its opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such registration would materially adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the number of Shares and Warrant Shares that the Founders propose to sell, and (ii) second, the number of shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) as advised by the managing underwriter and allocated among such Persons as such Persons and the Company may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

g.       Legal Counsel. Subject to Section 5 hereof, the Founders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”). The reasonable cost of such review shall be borne by the Company. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

h.       Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to amend the Registration Statement on Form S-3 as soon as such form is available and an amendment is otherwise necessary.

3.                  Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company shall effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.       The Company shall submit to the SEC, within one (1) Business Day after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall use its commercially reasonable efforts to keep each Registration Statement effective pursuant to Rule 415 at all times from the date of filing such Registration Statement until the earlier of (i) the date as of which the Founders may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act free of volume and holding period restrictions or (ii) the date on which the Founders shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading.

b.      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective and in compliance with the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until the expiration of the Registration Period. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q, Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as soon as practicable after the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.       The Company shall permit the Founders and Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days to allow Founders and Legal Counsel an adequate and appropriate opportunity to review and comment prior to their filing with the SEC. The Company shall promptly furnish to the Founders, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with the Founders in performing the Company’s obligations pursuant to this Section 3.

d.      The Company shall furnish to each Founder whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Founder, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Founder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities) and (iii) such other documents, including copies of any preliminary or final Prospectus, as such Founder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Founder.

e.       The Company shall (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Founders of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such applicable jurisdictions in the United States, as the Founders may reasonably request (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments), supplements and renewals to such registrations and qualifications as may be necessary to maintain such registration and compliance in such jurisdictions, (iii) take such other actions as may be necessary to maintain such registration and compliance in such jurisdictions, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or which may be necessary or advisable to enable any Founder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Founder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

f.        The Company shall notify the Founders in writing of the happening of any event, immediately after becoming aware of such event, as a result of which (i) the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statements therein not misleading, (ii) the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), or, (iii) after the Company’s reasonable determination, a post-effective amendment to a Registration Statement is appropriate and the Company shall promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, or otherwise amend such Registration Statement and deliver ten (10) copies of such supplement or amendment to the Founders (or such other number of copies as each Founder may reasonably request). The Company shall also promptly notify the Founders in writing (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Founders by facsimile on the same day of such effectiveness and by overnight mail) and (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information.

g.               The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to immediately notify each Founder who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.       The Company shall hold in confidence and not make any disclosure of information concerning a Founder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Founder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Founder and shall, at the Company’s expense, undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.         The Company shall either (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) if, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding clause (i), secure the inclusion for quotation of all of the Registrable Securities on the OTC Bulletin Board. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.

j.        The Company shall cooperate with the Founders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend once legally permissible) or electronic delivery of the Shares and Warrant Shares representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or electronic delivery to be in such denominations or amounts, as the case may be, as the Founders may reasonably request and registered in such names as the Founders may reasonably request.

k.      If requested by a Founder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Founder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as possible make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Founder holding any Registrable Securities.

l.         The Company shall cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities. The Company shall obtain any consents or approvals from any Persons as may be necessary to consummate its obligations hereunder.

m.     The Company shall otherwise comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

n.       Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Founders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

o.      The Company shall make available for inspection by any Founder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Founder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.

p.      The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and timely file such reports required pursuant to the Exchange Act as are necessary in order to make available to its stockholders an earnings statement in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

q.      In connection with an underwritten offering, the Company agrees to enter into customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as Bobulinski, or if Bobulinski no longer holds any Registrable Securities the holders of a majority of the Registrable Securities, or the managing underwriter of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities). All costs incurred by the Company in complying with this Section 3(q) shall be borne by the Company.

r.        The Company otherwise agrees to use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

4.                  Obligations of the Founders.

a.       At least ten (10) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Founder in writing of the information the Company requires from each such Founder if such Founder elects to have any of such Founder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Founder that such Founder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request in order to comply with the requirements under the Securities Act.

b.      Each Founder, by such Founder’s request for registration of the Registrable Securities pursuant to the terms hereof, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Founder has notified the Company in writing of such Founder’s election to exclude all of such Founder’s Registrable Securities from such Registration Statement.

c.       Each Founder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Founder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Founder’s receipt of the copies of the supplemented or amended Prospectus contemplated by

Section 3(g) or the first sentence of 3(f) or receipt of written notice that no supplement or amendment is required.

d.      Each Founder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

e.       Each Founder agrees that as long as it owns the Warrants (or any portion thereof) or any Warrant Shares, it shall not engage in any short sales of the Common Stock.

5.                  Expenses of Registration.

All reasonable expenses incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities, including, without limitation, all registration and filing fees, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses, fees and expenses of the Company’s counsel and accountants and the reasonable fees and expenses of Legal Counsel on behalf of the Founders, shall be paid by the Company. All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Founder, except for the reasonable fees and disbursements of Legal Counsel required to be paid by the Company pursuant to Section 2(g) of this Agreement, shall be paid by the Founders pro rata in accordance with the number of Registrable Securities being sold in the registration by such Founder.

6.                  Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.       To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Founder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Founder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the Effective Date, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Registration Statement or any such amendment thereof or supplement thereto was timely made available by the Company pursuant to Sections 3(c) and 3(d); (ii) with respect to any preliminary Prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary Prospectus was corrected in the Prospectus, as then amended or supplemented, if such Prospectus was timely made available by the Company pursuant to Sections 3(c) and 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect Prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct Prospectus as required by the Securities Act and such correct Prospectus was timely made available pursuant to Sections 3(c) and 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Founder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Sections 3(c) and 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Founders pursuant to Section 9.

b.      In connection with any Registration Statement in which a Founder is participating, each such Founder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act

(each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Founder expressly for use in connection with such Registration Statement, such Founder’s failure to comply with the Prospectus delivery requirements under the Securities Act applicable to it or such Founder’s breach of Section 4(c); and, subject to Section 6(c), such Founder will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Founder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Founder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Founder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Founders pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

c.       Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as the case may be, the representation by counsel of both the Indemnified Person or Indemnified Party, on the one hand, and the indemnifying party, on the other hand, would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by Bobulinski, or if he no longer holds any Registrable Securities by holders of a majority of the Registrable Securities. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish upon reasonable request to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

d.      The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                  Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.                  Reports Under the Exchange Act.

With a view to making available to the Founders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Founders to sell securities of the Company to the public without registration, the Company agrees to:

a.       make and keep public information available, as those terms are understood and defined in Rule 144;

b.      file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required under the applicable provisions of Rule 144 in order to enable the Founders to sell the Registrable Securities without registration pursuant to the exemption provided by Rule 144; and

c.       furnish to each Founder so long as such Founder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Founders to sell such securities pursuant to Rule 144.

9.                  Assignment of Registration Rights.

The rights and obligations under this Agreement shall be automatically assignable by a Founder to any transferee of all or any part of such Founder’s Registrable Securities if: (i) the Founder agrees in writing with the transferee or assignee to assign such rights and obligations, and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, promptly after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted as may be required under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with applicable law.

10.              Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Bobulinski, or if he no longer holds any Registrable Securities by holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Founder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.              Miscellaneous.

a.       A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the then record owner of such Registrable Securities.

b.      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

FriendFinder Networks Inc.
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, FL 33487
Telephone: 561-912-7030

Fax: 561-912-1747
Email: generalcounsel@friendfindernetworks.com
Attention: Office of General Counsel

With a copy to:

Akerman Senterfitt

One Southeast Third Avenue, 28th Floor

Miami, Florida 33131

Telephone: (305) 374-5600

Facsimile: (305) 374-5095
Email: bradley.houser@akerman.com

Attention: Bradley D. Houser

Martin Burkett

If to the Founders:

Anthony R. Bobulinski

10330 Santa Monica Blvd.

Los Angeles, CA 90025

Telephone: (310) 751-7482
Facsimile: (310) 437-8379
Email: Arbobulin@aol.com

If to Legal Counsel:

Hogan Lovells US LLP
1999 Avenue of the Stars, Suite 1400

Los Angeles, California, 90067
Telephone: (310) 785-4600

Fax: (310) 785-4601

Email: steve.kay@hoganlovells.com
Attention: Stephen H. Kay

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or computer containing the time, date, recipient facsimile number or electronic mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.       Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.      This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Sections 5 and 6 shall survive any such termination.

e.       This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principals thereof. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located in the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

f.        Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND THE FOUNDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST THE FOUNDERS OR THE FOUNDERS AGAINST THE COMPANY, OR BY ANY PERMITTED ASSIGNEE. This

waiver extends to all such Claims, including Claims that involve Persons other than the Company and the Founders; Claims that arise out of or are in any way connected to the relationship between the Company and the Founders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement.

g.       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

h.       Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

i.         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

j.        This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or electronic mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

k.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.         All consents and other determinations required to be made by the Founders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Bobulinski, or if he no longer holds any Registrable Securities by holders of a majority of the Registrable Securities.

m.     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

n.       This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Founders have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

FRIENDFINDER NETWORKS INC. By: /s/ Ezra Shashoua___________________ Name: Ezra Shashoua Title: Chief Financial Officer

GLOBAL INVESTMENT VENTURES LLC By: /s/ Anthony R. Bobulinski____________ Name: Anthony R. Bobulinski Title: Managing Member
/s/ Anthony R. Bobulinski_______________ Anthony R. Bobulinski